UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2025

SURF AIR MOBILITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41759	36-5025592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12111 S. Crenshaw Blvd.

Hawthorne, CA 90250

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(424) 332-5480

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	SRFM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 7, 2025, the Board of Directors (the “Board”) of Surf Air Mobility Inc. (the “Company”) appointed Shawn Pelsinger as a Class A director of the Board, effective as of October 8, 2025.

Mr. Pelsinger is currently Chief Legal Officer and Chief Administrative Officer of Acrisure, a global fintech provider of solutions across insurance, reinsurance, payroll, benefits, cybersecurity, and real estate services.

Prior to joining Acrisure, Mr. Pelsinger was the Global Head of Corporate Development & Senior Counsel of Palantir Technologies (“Palantir”) (NASDAQ: PLTR) for 10 years from March 2015 to April 2025, where he played a key role in establishing the strategic relationship between the Company and Palantir in 2021. He continued to be responsible for the Palantir relationship with the Company until April 2025, when he left Palantir. At Palantir, he was instrumental in the creation of Skywise, a data platform for the commercial aviation industry via a partnership between Palantir and Airbus. He also led deals with Korea Telecom, Fujitsu, Sompo, HD Hyundai, Credit Suisse, Starlab Space and others.

In July 2024, Mr. Pelsinger was appointed as a member of the Board of Directors of Palantir Technologies Japan, K.K., a subsidiary of Palantir, and remains a member of that Board, advising on strategic direction and governance frameworks.

In September 2022, Mr. Pelsinger was appointed a member of the Board of Directors of Palantir, Korea, LLC, a subsidiary of Palantir, and remains a member of that Board, providing strategic oversight on governance, compliance, and partnerships.

Pursuant to the Company's Director Compensation Policy, Mr. Pelsinger will receive an initial equity grant under the Company's Amended and Restated 2023 Equity Incentive Plan with a target grant date fair value of $231,000, awarded in the form of restricted stock units. Subject to Mr. Pelsinger's continued service, the initial equity award will vest on the one-year anniversary of the date of grant. Mr. Pelsinger has entered into an Indemnification Agreement with the Company in the same form as its other directors have entered, which is filed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the Securities and Exchange Commission on March 29, 2024.

Mr. Pelsinger has not been appointed to serve on any of the committees of the Board.

Item 7.01. Regulation FD Disclosure.

On October 8, 2025, the Company issued a press release announcing the appointment of Mr. Pelsinger to the Board. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, are furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release dated October 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SURF AIR MOBILITY INC.

Date: October 8, 2025	By:	/s/ Oliver Reeves
	Name:	Oliver Reeves
	Title:	Chief Financial Officer